SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant     [X]
Filed by a Party other than
  the Registrant            [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement                    [ ] Confidential for Use
                                                       of the Commission Only
[ ] Definitive Proxy Statement                         (as permitted by Rule
[ ] Definitive Additional Materials                    14a-6(e)(2)
[ ] Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

           Ethika Corporation  (Formerly Dixie National Corporation)
- ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- ------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2)
    or Item 22 (a)(2) of Schedule 14A.

[ ] $500 per each party to the  controversy  pursuant to  Exchange  Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[1] Title of each class of securities to which transaction applies:

    --------------------------------------------------------------

[2] Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------

[3] Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------

[4] Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------
[5] Total fee paid:

    --------------------------------------------------------------

[X] Fee paid previously with preliminary material

[ ] Check box if any part of the fee is offset as provided by Exchange Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

[1] Amount previously paid:

    --------------------------------------------------------------
[2] Form, Schedule, or Registration Statement No.:

    --------------------------------------------------------------
[3] Filing Party:

    --------------------------------------------------------------
[4] Date Filed:

    --------------------------------------------------------------

                              ETHIKA CORPORATION
                     (Formerly Dixie National Corporation)
                           107 The Executive Center
                   Hilton Head Island, South Carolina 29928

                                    PROXY STATEMENT
                    For the Annual Meeting of Shareholders
                    To be Held Thursday, September 26, 1996

                                 SOLICITATION

The enclosed Proxy is being solicited by the Board of Directors of Ethika Corporation ("Corporation") for use at the Annual Meeting of Shareholders of the Corporation to be held at the Harvey Hotel 200 East Amite Street, Jackson, Mississippi 39201 on Thursday, September 26, 1996 at 10 a.m. (CST) and any adjournment or postponement thereof. Shareholders may revoke their Proxy by written notice to the Corporation at any time prior to the exercise thereof or by attendance at the meeting and voting their shares in person. The solicitation will be primarily by mail but may also be by telephone, telegraph, or oral communications by Officers or regular employees. The cost of soliciting Proxies will be borne by the Corporation. The term "Corporation," as used herein, includes the Corporation under its present and former name (Dixie National Corporation) and the Corporation's subsidiaries as the context indicates. This Proxy Statement and accompanying Proxy Card are being mailed to Shareholders on or about August 27, 1996.

Shares represented by a properly executed and returned Proxy Card will be voted at the Annual Meeting in accordance with the instructions indicated thereon, or if no instructions are indicated, the Proxy will be voted FOR an amendment to the Bylaws to decrease the minimum and maximum number of Directors; FOR the Board of Directors to consist of seven members; FOR the election of the seven nominees of the Board of Directors to serve as Directors of the Corporation; and FOR the ratification of the selection of Price Waterhouse, LLP as independent auditors of the Corporation for the year ending December 31, 1996.

                               VOTING SECURITIES

Shareholders of record at the close of business on August 19, 1996 will be entitled to Notice of and to vote at the Annual Meeting. On August 19, 1996 there were 13,824,273 shares of common stock of the Corporation outstanding and entitled to vote. Each outstanding share of common stock is entitled to one vote per share on each matter submitted to a vote at the Annual Meeting except with respect to the election of Directors, in which Shareholders have cumulative voting rights. Cumulative voting means that each Shareholder will be entitled to cast as many votes as he or she has shares of common stock multiplied by the number of Directors to be elected, and all such votes may be cast for a single nominee or may be distributed among the Directors to be voted for as he/she sees fit. To exercise cumulative voting rights by Proxy, a Shareholder must clearly designate the number of votes to be cast for any given nominee.

The presence in person or by Proxy of a majority of the outstanding shares shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum. Abstentions are considered as a vote against any matter other than the election of Directors as to which a Shareholder may vote for a nominee or withhold authority to vote. "Broker non-votes" which occur when brokers are not permitted to exercise discretionary voting authority for beneficial owners who have not provided any voting instructions, are not counted for quorum purposes or any vote. To the extent that voting instructions are provided to brokers as to any proposal, the shares will be counted for purposes of determining a quorum and the outcome of the vote. The Chairman of the Board of the Corporation will appoint two inspectors of election. The inspectors will take charge of, and will count, the votes and ballots cast at the Annual Meeting and will make a written report on their determination.

                       OWNERSHIP OF VOTING SECURITIES BY CERTAIN
                            BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth pertinent information as to the beneficial ownership of the Corporation's common stock as of August 19, 1996 of persons known by the Corporation to be holders of 5% or more of the outstanding common stock. Information as to the number of shares beneficially owned has been furnished by the persons named in the table and by reference to documents filed with the Securities and Exchange Commission by holders of 5% or more of such common stock.

NAME AND ADDRESS                          SHARES                     PERCENT
OF BENEFICIAL OWNER                       BENEFICIALLY OWNED         OF CLASS
- -------------------                       ------------------         --------

Constance G. Grewell                      2,064,770 (1)              15.8%
100 Executive Way
Ponte Vedra Beach, FL  32082

S.L. Reed, Jr.                              772,286 (2) (3)           5.9%
107 The Executive Center
Hilton Head Island, SC  29928

Eric R. Fredrickson/Sherry Fredrickson      751,612 (4)               5.4%
Compass Data Systems, Inc.
967 East Murray-Holladay Road
Salt Lake City, UT  84117

                                       2


(1) Constance G. Grewell acquired her shares in the acquisition of Text Retrieval Systems, Inc. by the Corporation on April 2, 1996. She was the principal stockholder of Text Retrieval Systems, Inc. See "Certain Relationships and Related Transactions" under "Executive Compensation and Related Transactions."

(2) Includes shares issuable upon exercise of stock options. See "Security Ownership of Management" below.

(3)Includes shares held in name of spouse, minor child, or other relatives or persons as to some of which the owner has shared voting or investment power, but to which beneficial ownership is disclaimed. See "Security Ownership of Management" below.

(4) Includes 363,306 shares received by Eric R. Fredrickson and 363,306 shares received by his spouse, Sherry Fredrickson, August 17, 1996 in exchange for all of the outstanding shares of Compass Data Systems, Inc. See "Certain Relationships and Related Transactions."

Security Ownership of Management

The following table sets forth information as to the beneficial ownership of the Corporation's common stock as of August 19, 1996, by each Director, nominee, Executive Officer named in the Summary Compensation Table and by all Directors and Officers as a group.

              NAME OF                      SHARES                      PERCENT
          BENEFICIAL OWNER            BENEFICIALLY OWNED              OF CLASS


        Marcia C. Cohen                     5,000           (1)   Less than 1.0%
        T.H. Etheridge                     216,827       (1)(2)             1.6%
        Robert B. Neal                     410,198       (1)(2)             3.0%
        Joseph D. Pegram                    28,043          (1)   Less than 1.0%
        S.L. Reed, Jr.                     772,286       (1)(2)             5.4%
        Herbert G. Rogers, III             107,128       (1)(2)   Less than 1.0%
        Anthony J. Spuria                  130,391                Less than 1.0%
        William D. Stubblefield              None                            -0-
        Directors,   nominees,  and
        Executive   Officers  as  a
        group (10 persons)               1,810,058          (1)            13.8%

                                       3


(1) Includes shares issuable upon exercise of stock options as follows: Each non-employee Director - 5,000 shares; S.L. Reed, Jr., Chairman of the Board and Chief Executive Officer, - 100,000; shares; G. Thomas Reed, President and Chief Operating Officer, - 50,000 shares; David E. Williams, Senior Vice President and Treasurer, - 10,000 shares.

(2) Includes shares held in the name of spouse, minor child or other relatives or persons, as to some of which shares the owner named has shared voting or investment power, but as to which beneficial ownership is disclaimed, as follows: T.H. Etheridge - 37,510 shares; Robert B. Neal
     - 1,368 shares; S. L. Reed, Jr. - 558,422 shares; and Herbert G. Rogers, III - 27,479 shares.

I.  AMENDMENT OF CORPORATION BYLAWS

Article III, Section 6 of the Corporation's Bylaws, in pertinent part, provides that "The number of Directors of the Corporation shall not be less than nine nor more than 25." The Bylaws further provide, in Article X, that the Bylaws may be amended by the Board of Directors at any regular or special meeting of the Board of Directors. At a meeting held on July 10, 1996, the Board of Directors unanimously voted to amend Article III, Section 6 of the Bylaws to reduce the number of Directors to not less than five nor more than fifteen, subject to approval of Shareholders. The proposed Bylaw amendment is being submitted for Shareholder approval because of the requirements of
Section 79-4-8.03(c) of the Mississippi Corporation law, which states that after shares are issued, "only the Shareholders may change the [minimum and maximum] range for the size of the Board."

Until the resignations in July 1996 of three Directors, the Board was comprised of nine Directors. The Board does not intend to fill all of the vacancies created by the recent resignations and recommends that, in view of the changed nature of the Corporation's operations, the Shareholders approve the proposed Bylaw amendment reducing the minimum and maximum number of Directors. Since the sale of the Corporation's former subsidiary, Dixie National Life Insurance Company ("Dixie Life"), in October 1995, the
Corporation has been in a transition period during which it relocated its headquarters, developed a new management organization, and pursued a business plan focused on the acquisition of companies involved in applied technology. The nature of its new business, as it is expected to develop, is such that a large Board of Directors is no longer necessary for the efficient oversight and supervision of the Corporation's operations.

The Board believes that a minimum of five and a maximum of fifteen Directors is an appropriate range in view of the proposed future business activities of the Corporation and recommends that the Shareholders vote FOR the Bylaw amendment. All of the Corporation's Directors and Officers have indicated that they will vote FOR the amendment to the Bylaws.

VOTE REQUIRED FOR APPROVAL

A favorable vote of a majority of those shares voting in person or by Proxy is required to approve the Bylaw amendment.

II.  ELECTION OF DIRECTORS

In addition to  establishing  the  minimum  and maximum  number of  Directors,
Article III, Section 6 of the Bylaws of the Corporation also provides that the number of Directors shall be fixed annually by the Shareholders at each Annual Meeting. The Board of Directors recommends that the Board of Directors of the Corporation for the ensuing year consist of seven Directors and further recommends the election of the nominees listed below, each Director to hold office until the next Annual Meeting of Shareholders or until his/her successor shall be duly elected and qualified. Shareholders may also nominate candidates for Director at any Meeting of Shareholders at which Directors are to be elected. Proxies will not be voted for more than seven nominees.

With the exception of Messrs. Spuria and Stubblefield, each nominee is a member of the present Board and was elected thereto by a vote of the Shareholders at the 1995 Annual Meeting. Management has no reason to believe that any substitute nominee or nominees will be required.

The following table indicates the age, year first elected a Director, and principal occupation or employment for the past five years of each nominee. In addition, the table also indicates any Committee of the Board of Directors of the Corporation on which the nominee serves.

MARCIA C. COHEN          Ms. Cohen, 47, has been a Director since 1995. She is
                         Senior  Vice  President,  Corporate  Development,  of
                         Montgomery General Hospital in Olney,  Maryland.  Ms.
                         Cohen  is  a  member  of  the  Finance  and  Business
                         Strategy   Committee,   Nominating  and   Stockholder
                         Relations   Committee,    and   the   Personnel   and
                         Compensation Committee.

ROBERT B. NEAL           Mr. Neal,  58, has been a Director  since 1970. He is
                         Vice  Chairman and a Director of Dixie Life which was
                         sold by the Corporation to Standard Life Insurance of
                         Indiana in October 1995.  Mr. Neal is a member of the
                         Audit and Compliance Committee and the Nominating and
                         Stockholder Relations Committee.

                                       5


JOSEPH D. PEGRAM         Mr. Pegram,  59, has served as a Director since 1991.
                         He is an attorney in Oxford, Mississippi.  Mr. Pegram
                         is a member of the Audit and Compliance Committee.

S.L. REED, JR.           Mr. Reed, 60, has been a Director since 1980. He is a
                         Director of Delta Industries, Inc., HillFisher Farms,
                         Inc.;  Producers' Feed Co., Reed  Enterprises,  Inc.;
                         and  Venture  SystemSource,  Inc.  Mr.  Reed has been
                         Chairman of the Board of Directors since January 1995
                         and Chief Executive  Officer of the Corporation since
                         February  1995  and  is a  member  of  the  Executive
                         Committee.

HERBERT G. ROGERS, III   Mr. Rogers,  53, previously served as a Director from
                         April 6, 1990 to April 5, 1991 and from April 3, 1992
                         to present.  He is President of Rogers Agency,  Inc.,
                         Rogers  LP-Gas  Company,  Rogers  Investments,  Inc.,
                         Mississippi  Realty,  Inc., and Roell Realty Corp. of
                         New  Albany,   Mississippi.  In  addition,  he  is  a
                         Director  of the  Nashoba  Bank and  Chairman  of the
                         Board of The Gentry Furniture Corporation. Mr. Rogers
                         serves  as a  member  of  the  Finance  and  Business
                         Strategy Committee and the Personnel and Compensation
                         Committee.

ANTHONY J. SPURIA        Mr.  Spuria,  60,  is a  nominee  for  election  as a
                         Director at the Annual Meeting. He is Chief Executive
                         Officer of A la Cart,  Inc.,  a  Charlotte,  NC based
                         producer of meal delivery  systems for the healthcare
                         industry.  He  began  his  career  as  an  industrial
                         engineer  at  Raytheon  and  later to  Sylvania.  Mr.
                         Spuria  served  as  a  cost  analyst  at  RCA  and  a
                         corporate manager with Fairchild Industries.

WILLIAM D. STUBBLEFIELD  Mr. Stubblefield,  52, is a nominee for election as a
                         Director at the Annual Meeting. He served two years as a faculty member at the School of Business and Industry, Florida A&M University. Over the past four years, Mr. Stubblefield has been actively involved with Volunteers in Medicine and IMAGES of Hilton Head
                         Island. He was formerly the Chairman and CEO of Medical Graphics Corporation, St. Paul, Minnesota.

During fiscal year 1995, the Board of Directors of the Corporation held twelve meetings. Each member of the Board of Directors attended more than 90% of the meetings of the Board and appropriate Committee meetings.

All Committees of the Board are appointed by the Chairman of the Board and ratified by the Board of Directors. Committees of the Board of Directors consist of the following:

(1) Audit and Compliance Committee - Reviews audit plans, controls, and the Annual Report of the Corporation with independent auditors. Monitors regulatory compliance activities of the Corporation. During fiscal year 1995, the Audit and Compliance Committee held four meetings.

(2) Executive Committee - Subject to statutory limitations, has concurrent authority of the Board of Directors. During fiscal year 1995, the Executive Committee of the Corporation held four meetings.

(3) Nominating and Stockholder Relations Committee - Serves as screening and nominating committee for Board of Directors and monitors Shareholder relations activities of the Corporation. A nominee for the Board of Directors recommended by a Shareholder should be submitted to this Committee. During fiscal year 1995, the Nominating and Stockholder Committee held two meetings.

(4) Personnel and Compensation Committee - Reviews and approves compensation for all Corporate Officers and employee benefit plans of the Corporation. During fiscal year 1995, the Personnel and Compensation Committee held three meetings.

During 1996, the Board of Directors formed the Finance and Business Strategy Committee which reviews and approves financial reports of the Corporation and its operations. The Committee also reviews Management recommendations related to business strategies and acquisition proposals.

The Corporation was the subject of an investigation by the Securities and Exchange Commission ("SEC") which was resolved by means of a settlement. Pursuant to the settlement on March 9, 1994, the United States District Court for the District of Columbia entered final judgments of permanent injunction against the Corporation and Robert B. Neal, a Director and former President of the Corporation. The judgments were entered on the basis of a complaint filed by the SEC. The Corporation and Mr. Neal each consented to the entry of final judgments of permanent injunction without admitting or denying the allegations contained in the SEC's complaint. The final judgments to which the Corporation and Mr. Neal consented enjoin them from violating or aiding and abetting future violations of sections of the Securities Act of 1933 and the Securities and Exchange Act of 1934 and certain rules thereunder.

EXECUTIVE OFFICERS
                                                             EXECUTIVE OFFICER
              NAME                          AGE                  SINCE
      ------------------------              ---              -----------------
      S. L. Reed, Jr.                        60                 1995 (1)
      Chairman and
      Chief Executive Officer

      G. Thomas Reed                         46                 1995 (1)
      President and
      Chief Operating Officer

      David E. Williams                      47                 1995
      Senior Vice President,
      Treasurer, and
      Chief Financial Officer

(1)  S.L. Reed, Jr. and G. Thomas Reed are not related.

VOTE REQUIRED FOR ELECTION

Fixing the number of Directors at seven requires a favorable vote of a majority of those shares voting in person or by Proxy. The seven nominees receiving the highest number of votes shall be elected to the Board.

The Board recommends that you vote FOR a Board consisting of seven Directors and FOR the election of each of the seven nominees to be Directors of the Corporation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During 1995 the Corporation granted to each of its non-employee Directors an option to purchase 5,000 shares of the Corporation's common stock. The Corporation understands that such Directors did not file Forms 4 or 5 as to the grant of those options on a timely basis. The Corporation is advised that the required Forms, which include other purchases during 1995, have since been filed by such persons. S.L. Reed, Jr., Chairman of the Board and Chief Executive Officer of the Corporation, did not timely file a Form 5 as to certain 1995 purchases of the Corporation's common stock, and G. Thomas Reed did not timely file a Form 5 to report the grant to him during 1995 of an option for 25,000 shares of the Corporation's common stock and certain other purchases of common stock made in 1995.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

                          SUMMARY COMPENSATION TABLE

The following Summary Compensation Table sets forth for each of the last three years ended December 31, 1995, information concerning the total compensation paid or awarded to the Corporation's Chief Executive Officers for services rendered in all capacities to the Corporation and its subsidiaries. The total compensation of none of the Corporation's Officers exceeded $100,000 in 1995.


                                                                 LONG TERM
                                                               COMPENSATION/
                                                                 NUMBER OF
                                           ANNUAL                SECURITIES        ALL OTHER
       NAME AND                         COMPENSATION             UNDERLYING       COMPENSATION
  PRINCIPAL POSITION       YEAR        SALARY   BONUS             OPTIONS
 ---------------------------------------------------------------------------------------------
 S.L. Reed, Jr.           1995 (1)    $ 25,346   $0               50,000              $0
 Chairman and CEO         1994        $      0   $0                                   $0
                          1993        $      0   $0                                   $0

 Robert B. Neal           1995 (2)    $ 92,071   $0                5,000              $0
 Former President         1994        $125,269   $0                               $2,505 (3)
                          1993        $125,269   $0                               $2,575 (3)

- -----------------------

(1)  Commenced employment January 1995
(2)  Terminated employment as an Officer in October 1995
(3) Includes the Corporation's contributions under its former qualified profit sharing plans for employees including Officers

OPTION GRANTS IN 1995

The following table sets forth information concerning options to purchase shares of common stock which were granted during 1995 to the individuals named in the Summary Compensation Table.


                                                                                POTENTIAL
                                                                             REALIZABLE VALUE
                                                                                AT ASSUMED
                                                                             ANNUAL RATES OF
                                                                               STOCK PRICE
                                                                             APPRECIATION FOR
                                                                               OPTION TERM
                            INDIVIDUAL GRANTS                                    10 YEARS
 -----------------------------------------------------------------------------------------------

                      Number of       % of Total
                     Securities         Options
                     Underlying       Granted to
                       Options       Employees in    Exercise    Expiration
      Name             Granted        Fiscal Year      Price        Date         5%       10%
 -----------------------------------------------------------------------------------------------
 S.L. Reed, Jr.          50,000 (1)       40%          $0.85       11/16/05    $1.085    $2.20
 Robert B. Neal           5,000 (2)        4%          $0.91       04/01/05    $1.025    $2.36

(1) These options begin vesting on November 16, 1996 at the rate of 20% per year for five years. This option is subject to acceleration if employee is terminated without cause.
(2)  These options vested April 1, 1996.

FISCAL YEAR END OPTION VALUE TABLE

The following table sets forth information as of December 31, 1995 concerning the unexercised options held by Officers named in the Summary Compensation Table, none of whom exercised options in 1995. Options are "in-the-money" when the fair market of underlying common stock exceeds the exercise price of the option. The closing price of common stock on December 31, 1995 was $1 per share.

                        Number of Securities               Value of Unexercised
                       Underlying Unexercised            In-the-Money Options at
      Name          Options at December 31, 1995            December 31, 1995

 -------------------------------------------------------------------------------------
                    EXERCISABLE     UNEXERCISABLE        EXERCISABLE     UNEXERCISABLE

 S.L. Reed, Jr.     None            50,000               None            $7,500
 Robert B. Neal     5,000           None                 $450            None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Corporation's Subordinated Convertible Notes which were due May 1, 1995 were extended in connection with the sale of Dixie Life. The Corporation satisfied the Subordinated Convertible Notes upon the sale of Dixie Life. Robert B. Neal, a Director of the Corporation, held $100,000 of the Notes.

On July 1, 1996 S.L. Reed, Jr., Chief Executive Officer of the Corporation, was granted options to purchase an additional 50,000 shares of the Corporation's common stock at $.50 per share, exercisable at the rate of 20% per year beginning on July 1,1997 until June 30, 2007.

In 1995 G. Thomas Reed, President of the Corporation, received $65,096 as compensation for his services to the Corporation which commenced in April 1995. On April 5, 1995 he was granted options to purchase 25,000 shares of the Corporation's common stock at $.78 per share exercisable at the rate of 20% per year beginning April 5, 1996. On July 1, 1996 he was granted options to purchase an additional 25,000 shares of the Corporation's common stock at $.50 per share exercisable the rate of 20% per year beginning July 1, 1997 until June 30, 2007.

On April 2, 1996 the Corporation completed the acquisition of 100% of the outstanding stock of Text Retrieval Systems, Inc. ("TRS"). The Corporation had previously acquired a 35% initial ownership interest in TRS in October 1995 as part of a financing agreement entered into with the prior owners of TRS. Under the terms of its agreement, the Corporation issued 100,000 shares of its common stock to the prior owners and granted TRS a $750,000 line of credit for working capital purposes. To complete the acquisition of TRS, the Corporation issued 2,500,000 additional shares of its stock.

TRS is based in Ponte Vedra Beach, Florida and publishes electronic libraries that link related data sources for convenient access by personal computers. Since its incorporation in 1994, TRS has been involved in the development and packaging of software used in its electronic libraries and in the marketing of its product. As of March 31, 1996, on an unaudited basis, TRS had total assets of $140,883, and for the nine months then ended, revenues of $21,325, and a net loss of $999,265.

Constance G. Grewell, who owns 2,064,770 shares, or 15.8% of the Corporation's outstanding common stock, was the principal shareholder of the outstanding stock of TRS at the time of its acquisition by the Corporation. Mrs. Grewell acquired her shares of common stock of the Corporation in the TRS transaction. Also, Anthony J. Spuria, a nominee for election to the Board of Directors, was a minority stockholder in TRS and received 130,391 shares of common stock of the Corporation in the transaction. On April 2, 1996 the high and low sales price for the Corporation's common stock, as reported by NASDAQ was $.72.

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

On August 17, 1996 the Corporation acquired 100% of the outstanding shares of Compass Data Systems, Inc. ("CDS"), a privately-held corporation. CDS is located in Salt Lake City, Utah and publishes electronic information providing turnkey reference services to a wide variety of industries and organizations. Among its principal product offerings are state tax law reference libraries which keep subscribers current on tax law changes.

CDS began operations in May 1991 and currently employs 8 full-time employees. At April 30, 1996, the most current fiscal year end, CDS had assets of $157,246 with no significant liabilities. Revenues for the year were $450,477 generating pre-tax income of $7,790.

The transaction was completed through an exchange of stock. The Corporation issued 363,306 shares of its common stock to Eric R. Fredrickson and 363,306 shares of its common stock to Sherry Fredrickson, the sole shareholders of CDS. Immediately following the closing, the combined shares owned by the Fredrickson's constituted 5.4% of the total outstanding shares of common stock of the Corporation. In addition, Mr. Fredrickson entered into a two-year employment contract at an annual salary of $62,500 plus bonus based upon performance. He also entered into a two-year non-compete contract for which he received $50,000 at closing and will receive another $50,000 on January 1, 1997.

DIRECTORS' COMPENSATION

Directors who are not employees of the Corporation are paid a monthly base fee of $400 and receive $250 per day per meeting attended. As a group, the eight non-employee Directors of the Corporation were paid $44,750 during the year 1995. As Chief Executive Officer of the Corporation, S.L. Reed, Jr. received no additional compensation for his services as Chairman of the Board.

At a meeting held on March 24, 1995 the Corporation's Board of Directors approved granting each non-employee Director an option to purchase 5,000 shares of the Corporation's common stock at the average bid and ask price as quoted by NASDAQ on April 3, 1995. These options were exercisable immediately upon granting and expire on March 31, 2005. If a person ceases being a Director of the Corporation, his/her option will be canceled thirty days thereafter.

III.  RATIFICATION OF SELECTION OF AUDITORS

CHANGE IN INDEPENDENT AUDITORS

At its July 10, 1996 meeting, the Board of Director, following the recommendation of the Audit and Compliance Committee, appointed Price Waterhouse, LLP as the Corporation's independent auditors for the 1996 fiscal year.

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

Horne C.P.A. Group of Jackson, Mississippi served as the independent auditors of the Corporation and its Subsidiaries since December 2, 1992 until July 10, 1996. During the two most recent years ended December 31, 1994 and 1995 and during the interim period of January 1, 1996 to July 10, 1996, there were no disagreements with Horne C.P.A. Group, on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Horne C.P.A. Group, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

Horne C.P.A. Group's reports on the Corporation's consolidated financial statements for the past two years had no adverse opinion nor any disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Board made this change in auditors due to the fact that the home office of the Corporation was relocated from Jackson, Mississippi to Hilton Head Island, South Carolina, and the future plans of the Corporation are such that its needs can best be served by utilizing a national accounting firm.

The Board of Directors recommends that the Shareholders of the Corporation ratify the appointment of the firm of Price Waterhouse, LLP as independent auditors to examine the financial statements of the Corporation and its subsidiaries for the year ending December 31, 1996. A representative of Horne CPA Group will be at the Annual Meeting and will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions during the meeting. A representative of Price Waterhouse, LLP will not attend the meeting. A favorable vote of a majority of those shares voting, in person or by Proxy, is required for ratification of the selection of auditors.

                             SHAREHOLDER PROPOSALS

Any Shareholder desiring to have a proposal considered for inclusion in the Proxy Statement to be distributed in connection with the Corporation's Annual Meeting to be held in 1997 is requested to submit such proposal in writing to the Corporation, Attention Corporate Secretary, no later than January 31, 1997.

IV.  OTHER MATTERS

The Management of the Corporation knows of no other matters which may come before the Meeting except for the approval of the Minutes of the last Annual Meeting of Shareholders.

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

Copies of the  Corporation's  Annual  Report  on Form 10-K for the year  ended
December 31, 1995 containing audited financial statements, and other information regarding the Corporation were mailed to all Shareholders of record as of August 19, 1996.

PLEASE  DATE,  SIGN,  AND RETURN THE  ENCLOSED  PROXY CARD TO THE  CORPORATION
PROMPTLY.



August 27, 1996
Jerry M. Greer
Secretary

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